UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant  to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2009

CYMER, INC.

(Exact name of registrant as specified in its charter)

NEVADA (State or jurisdiction of incorporation)	0-21321 (Commission File Number)	33-0175463 (I.R.S. Employer Identification No.)

17075 THORNMINT COURT

SAN DIEGO, CALIFORNIA 92127

(Address of principal executive offices)

(858) 385-7300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (e)          On February 5, 2009, the Compensation Committee of our Board of Directors approved the equity awards to be granted under our Long-Term Incentive Bonus Program (“LTIP”) for 2009.  In  consideration of the current economic recession and in conjunction with our cost reduction initiatives, the Compensation Committee granted equity awards that were reduced to approximately 65% of the previously approved target award values for participants under the LTIP.

The LTIP target award values and equity awards granted to our named executive officers are as follows:

		Awards Granted
Executive Officer	Target Award Value (1)	Number of Restricted Stock Units (2)	Number of Performance Restricted Stock Units (2)	Aggregate Fair Market Value of Awards on Grant Date (3)

Robert P. Akins, Chairman of the Board and Chief Executive Officer	$1,200,000	17,820	17,820	$775,526

Edward J. Brown, Jr., President and Chief Operating Officer	$900,000	13,370	13,370	$581,862

Paul B. Bowman, Vice President of Investor Relations and Interim Chief Financial Officer	$600,000	8,910	8,910	$387,763

Rae Ann Werner, Vice President, Corporate Controller and Chief Accounting Officer	$200,000	2,970	2,970	$129,254

(1)

The Target Award Value for each executive officer represents the target dollar value of the LTIP awards as established by the Compensation Committee consistent with our 60th percentile pay philosophy and assumes that exactly 100% of the financial and individual performance target metrics are achieved.

(2)

The number of restricted stock units (“RSUs”) and performance restricted stock units (“PRSUs”) granted were each calculated by dividing the reduced dollar value applicable to that portion of the equity award by the 30 calendar day average closing price for our common stock as of January 2, 2009 ($21.88) and rounding the result to the nearest ten shares.

(3)

The aggregate fair market value of the RSUs and PRSUs on the grant date (February 5, 2009) was calculated by multiplying the aggregate number of shares to be issued in respect of the awards by the closing price of our common stock on the grant date ($21.76) and rounding the result to the nearest dollar.

Forward Looking Statements

Statements in this report that are not strictly historical in nature are forward-looking statements.  These statements include statements regarding amounts potentially realizable under the LTIP.  These statements are predictions based on current information and expectations that involve a number of risks and uncertainties.  Actual events or results may differ materially from those projected in any of such statements due to various factors, including but not limited to our future operating results.  For a discussion of these and other factors which may cause actual events or our results to differ from those projected, please refer to our most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as other subsequent filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.  All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYMER, INC.

Date: February 11, 2009	By:	/s/ Paul B. Bowman
Paul B. Bowman Vice President and Interim Chief Financial Officer